AMENDED AND RESTATED
                            STOCKHOLDERS' AGREEMENT

            AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT dated as of July 30, 1996 by and among JACLYN, INC., a Delaware corporation (the "CORPORATION"), with offices at 635 59th Street, West New York, New Jersey 07093, and each of the persons listed on Schedule A hereto (each such person, a "STOCKHOLDER;" collectively, the "STOCKHOLDERS"), residing at the address set forth beneath his or her name on Schedule A.

                             W I T N E S S E T H:

            WHEREAS, each Stockholder is the record owner of shares of common stock, $1.00 par value per share ("COMMON STOCK"), of the Corporation; and

            WHEREAS, the Stockholders and the Corporation are parties to a Stockholders' Agreement dated May 18, 1988 (the "STOCKHOLDERS AGREEMENT") which imposes certain restrictions on voting and disposition of the shares of Common Stock now or hereafter owned by the Stockholders upon the terms and subject to the conditions set forth therein; and

            WHEREAS, the Stockholders and the Corporation believe that it is in their respective best interests to extend the term of the Stockholders Agreement and to otherwise amend and restate in its entirety the Stockholders Agreement as hereinafter set forth.

            NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto hereby amend and restate the Stockholders Agreement to read as follows:

            1.    RESTRICTION ON TRANSFER OF SHARES OF COMMON STOCK.

            Each Stockholder hereby agrees not to sell, transfer, assign, pledge, hypothecate, give, bequeath or otherwise encumber or dispose of (collectively, "TRANSFER") any of the shares of Common

Stock now owned or hereafter acquired by him or her other than as specifically permitted by the provisions of this Agreement. Any transfer not specifically permitted by the provisions hereof shall be void and shall not be effective to constitute the transferee of such shares of Common Stock a stockholder of the Corporation or entitle such transferee to any of the rights, benefits or privileges of a stockholder. The Corporation shall not recognize any transfer of shares of Common Stock unless made in compliance with the provisions hereof and shall not transfer any such shares of Common Stock on the books of the Corporation other than as specifically permitted by the provisions hereof.

            2.    LEGEND ON CERTIFICATES.

            Each certificate representing the shares of Common Stock now owned or hereafter acquired by the Stockholders shall bear the following legend:

            "The securities evidenced by this certificate are subject to the terms and provisions (including certain transfer restrictions) of an Amended and Restated Stockholders' Agreement dated as of July 30, 1996 (the "Stockholders' Agreement") among Jaclyn, Inc. (the "Corporation") and certain of its stockholders. A copy of the Stockholders' Agreement is on file at the office of the Corporation. No sale, transfer, assignment, pledge, hypothecation, gift, bequest or other encumbrance or disposition of the securities represented by this certificate may be made except in compliance with the terms and pro visions, including the transfer restrictions, of the Stockholders' Agreement."

            3.    PERMITTED TRANSFERS OF SHARES OF COMMON STOCK.

            (a) Any Stockholder may transfer all or any shares of Common Stock owned by him or her to the persons and organizations set forth below (each, a "PERMITTED TRANSFEREE"):

                  (i) To his or her spouse, a lineal descendant, his or her
            siblings and their respective lineal descendants or to a trust for the exclusive benefit of, or to a custodian or other requisite fiduciary for, any of the foregoing persons at any time, in a transaction that is a gift, bequest, devise or inheritance; PROVIDED that the trustee or trustees of any such trust or the custodian and other fiduciary designated, as the case may be, shall consist exclusively of the Stockholder, his or her spouse, a lineal descendant, his or her sibling or siblings or a lineal descendant thereof; or

                  (ii) To any organization to which a contribution would be
            deductible under Section 170 of the Internal Revenue Code of 1986, as heretofore and hereafter amended, at any time, in a transaction that is a gift, bequest, devise or inheritance; PROVIDED that the Fair Market Value (as hereinafter defined) of the shares of Common Stock so transferred shall not exceed $50,000 (determined as of the date of such gift, bequest, devise or inheritance, as the case may
            be) during any calendar year. Each Stockholder who transfers shares of Common Stock pursuant to this Section 3(a)(ii) shall notify each Group Designee (as hereinafter defined) of such transfer within five
            (5) days after such transfer has been completed. Shares of Common Stock transferred pursuant to this Section 3(a)(ii) shall no longer be, and the transferee of such shares shall not be, subject to the terms and provisions of this Agreement.

As a condition to the transfer of shares of Common Stock pursuant to Section 3(a)(i), the Permitted Transferee shall be required to become a party to this Agreement and to execute and deliver to the Corporation and the other Stockholders in connection therewith such documents and instruments as the Corporation or the Stockholders Committee (as hereinafter defined) shall reasonably request. Such Permitted Transferee shall, upon the transfer of such shares to him or her, become a member of the Stockholder Group of the Stockholder who shall have transferred the shares to such Permitted Transferee.

            (b) Any Stockholder desiring to transfer shares of Common Stock to a proposed transferee other than to a Permitted Transferee in accordance with the provisions of Sections 3(a)(i) or (ii) hereof shall comply with the following terms and provisions:

                  (i) Each Stockholder proposing to transfer shares of Common
            Stock (the "TRANSFEROR") shall give written notice of the pro posed transfer (a "TRANSFER NOTICE") to the Corporation and to the members of each stockholder group ("STOCKHOLDER GROUP") who has been designated by the members of each such Stockholder Group to receive Transfer Notices hereunder (each, a "GROUP DESIGNEE"). Each Stockholder Group and the initial Group Designee thereof is set forth on Schedule B hereto (in the event of the death, mental or physical incapacity or the unwillingness to serve of a Group Designee, he or she will be succeeded as provided in Section 4(d)). Each Transfer Notice shall indicate the number of shares of Common Stock proposed to be transferred by the Transferor.

                  (ii) For a period of ten (10) days after the Transfer Notice shall be deemed to have been given hereunder (the "First Election Period"), the Group Designee of the Transferor's Stockholder Group shall have the right, upon notice to the Corporation, all other Group Designees and the Transferor, to purchase all or any portion of the shares of Common Stock proposed to be transferred by the Transferor at a purchase price equal to the Fair Market Value of such shares determined as of the date the Transfer Notice shall be deemed to have been given hereunder (the "PURCHASE PRICE").

                  (iii) In the event that during the First Election Period the
            Group Designee of the Transferor's Stockholder's Group shall not have elected to purchase all of the shares of Common Stock proposed to be transferred by the Transferor or has given notice that it has elected not to purchase such shares, each Group Designee of the Stockholder Groups other than the Transferor's Stockholder Group shall have the right, for a ten (10) day period thereafter (the "SECOND ELECTION PERIOD"), upon notice to the Transferor, each other Group Designee and the Corporation, to purchase up to fifty (50%) percent of the shares of Common Stock in respect of which a notice of purchase was not given during the First Election Period. In the event that one Group Designee shall not elect to purchase such shares, or shall give notice that he or she has elected not to purchase such shares, the remaining Group Designee shall have the right for a five (5) day period thereafter to purchase such shares at the Purchase Price.

                  (iv) In the event that during the Second Election Period the
            Group Designees of the Stockholder Groups other than the Trans feror's Stockholder's Group shall not have elected to purchase all of the shares of Common Stock available for purchase during the Second Election Period or has given notice that he or she has elected not to purchase such shares, the Corporation shall have the right, for a fifteen (15) day period thereafter (the "SECOND ELECTION PERIOD"), upon notice to the Transferor and all Group Designees, to purchase any or all of such remaining shares at the Purchase Price.

                  (v) In the event that the Group Designees and the Corporation shall have elected to purchase less than all the shares of Common Stock proposed to be transferred by the Transferor or have given notices that none of such shares shall be purchased by them, the Transferor shall have the right, for a period of sixty (60) days thereafter, to transfer the shares as to which an election to purchase has not been made. Shares of Common Stock transferred pursuant to this Section 3(b)(v) shall no longer be, and the transferee of such shares shall not be, subject to the terms and provisions of this Agreement; PROVIDED, that shares of Common Stock that have not been transferred by the Transferor within such sixty
            (60) day period shall again become subject to the provisions of this Agreement.

            (c) The closing of any transfer of shares of Common Stock to Group Designees or to the Corporation shall take place, unless otherwise agreed by the parties to the transfer, at the offices of the Corporation at 10:00 A.M. twenty-five (25) days after all election and other periods set forth in Section 3(b) have expired. At the closing, the Transferor shall deliver to the transferee or transferees of the shares of Common Stock (the "TRANSFEREE") certificates representing the shares of Common Stock to be transferred, duly endorsed in blank or accompanied by stock powers duly signed in blank. Upon delivery to the Transferee of such certificates and, if applicable, such stock powers, the Transferee shall pay to the Transferor, by certified or bank cashier's check (subject to collection), the Purchase Price.

            (d) For purposes of this Agreement, the term "Fair Market Value" shall be deemed to be the closing price of a share of Common Stock on the American Stock Exchange or on such other national securities exchange on which the Common Stock is traded or, if the Common Stock is not traded on a national securities exchange, the average of the closing bid and asked prices for the Common Stock in the over-the-counter market. If neither the closing price on the American Stock Exchange or on a national securities exchange nor the bid and asked prices in the over-the-counter market are available, Fair Market Value shall be deemed to be the book value of the Common Stock as at the end of the immediately preceding fiscal quarter of the Corporation, determined by the independent certified public accountants of the Corporation, as shown on the Corporation's books and records which, at all times during the term of this Agreement, shall be maintained in accordance with generally accepted accounting principles.

            4.    VOTING AGREEMENT.

                  (a) Each Stockholder agrees that, for a period from and including the date hereof and to and including July 30, 2008, he or she will vote the shares of Common Stock now owned and hereafter acquired by him or her and all other shares of Common Stock with respect to which he or she has or shares, and hereafter may have or share, voting power (but excluding (i) shares of Common Stock owned by Abe & Sylvia Ginsburg Foundation, Allan & Carolyn Ginsburg Foundation, Martin & Natalie Ginsburg Foundation, The Jacob Ginsburg Foundation and Alex Chestnov Memorial Foundation, which Foundations shall, from and after the date hereof , no longer be parties or subject to this Agreement, and (ii) shares of Common Stock hereafter transferred by a Stockholder pursuant to Section 3(a)(ii)) (the "VOTING SHARES"), with respect to all matters submitted to the Stockholders at any annual or special meeting of stockholders of the Corporation, or pursuant to a written consent in lieu thereof, as directed by the Stockholders' Committee (as hereinafter defined).

                  (b) A committee of four persons (the "STOCKHOLDERS' COMMITTEE") is hereby appointed for the purpose of directing the voting by the Stockholders of the Voting Shares upon all matters which may be submitted to the Stockholders at any annual or special meeting of stockholders of the Corporation or pursuant to a written consent in lieu thereof. The initial members of the Stockholders' Committee shall be Abe Ginsburg, Robert Chestnov, Allan Ginsburg and Howard Ginsburg. In the event of the death, mental or physical incapacity or the unwillingness to serve of a member of the Stockholders' Committee (other than Abe Ginsburg) such member shall be succeeded on the Stockholders' Committee (and each successor shall be succeeded) by the person whose name is listed next following such member's or successor's name on Schedule C hereto. In the event of the death, mental or physical incapacity or unwillingness to serve of any member (other than Abe Ginsburg) and all successors to such member, the remaining members of the Stockholders' Committee shall fill the vacancy thereby created. In the event of the death, mental or physical incapacity of Abe Ginsburg, or Mr. Ginsburg's unwillingness to serve as a member of the Stockholders' Committee, the vacancy created thereby shall not be filled and the number of persons comprising the entire Stockholder's Committee shall contemporaneously therewith be reduced to three persons.

                  (c) The presence in person or by proxy of at least two-thirds of the members of the Stockholders' Committee shall constitute a quorum for the transaction of business. The vote of at least two-thirds of the members of the Stockholders' Committee, or the unanimous written consent of all members without a meeting, shall be the act of the Stockholders' Committee. The Stockholders' Committee shall notify in writing each Stockholder of all decisions of the Stockholders' Committee.

                  (d) In the event of the death, mental or physical incapacity or the unwillingness to serve of a member of a Group Designee, such Group Designee shall be succeeded (and each successor shall be succeeded) by the person whose name is listed next following such Group Designee's or successor's name on Schedule D hereto. In the event of the death, mental or physical incapacity or unwillingness to serve of any Group Designee and all successors to such Group Designee, the members of the applicable Stockholder Group, by a vote of a majority of the shares of Common Stock owned by such Stockholder Group, shall fill the vacancy thereby created.

            5.    NOTICES.

                  Any notices required or permitted to be given under this Agreement shall be deemed duly given if in writing and when sent by certified mail, return receipt requested, to each Stockholder at his or her address set forth on Schedule A hereto, and notices to the Corporation shall be addressed to it at 635 59th Street, West New York, New Jersey 07093, Attention: Chairman of the Board, or at such other address as any Stockholder or the Corporation shall designate by similar notice to the other parties hereto.

            6.    TERMINATION.

                  This Agreement shall terminate (a) on such date upon which all of the Stockholders may agree in writing or at such time as there shall be only one Stockholder or (b) upon the affirmative vote of at least two-thirds of the members of the Stockholders Committee and the affirmative vote of a majority of the shares of Common Stock owned by members of each Stockholder Group.

            7.    REMEDIES.

                  The Stockholders and the Corporation acknowledge that they will be irreparably damaged in the event that this Agreement is not specifically enforced. Therefore, if any dispute should arise concerning the transfer of any of the shares of Common Stock now owned or hereafter acquired by the Stockholders, or by the Corporation from the Stockholders, an injunction may be issued restraining any transfer pending the determination of such controversy. In the event of any controversy concerning any of the rights or obligations created hereunder, such right or obli gation may be enforced by a decree of specific performance. Such remedies however, shall be cumulative and not exclusive and shall be in addition to any other remedy, at law or in equity, which the parties may have under this Agreement or applicable law.

            8.    BINDING EFFECT BENEFIT.

                  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, executors, administrators, successors and assigns.

            9.    ENTIRE AGREEMENT.

                  This Agreement constitutes the entire agreement between the parties hereto relating to the subject matter hereof. There are no representations, warranties, covenants or understandings relating to the subject matter hereof other than those expressly set forth herein.

            10.   WAIVERS.

                  No waiver or modification of any of the terms of this Agreement shall be valid unless in writing and signed by the holders of at least two-thirds of the shares of Common Stock owned by the members of each Stockholder Group; PROVIDED, that the provisions of Section 3(b) may be waived only upon the unanimous written consent of the Group Designees. No waiver of a breach of any provision hereof shall be deemed a waiver of any subsequent breach or default of any kind or nature.

            11.   SEVERABILITY.

                  The invalidity or unenforceability of any provision of this Agreement, or part of any provision of this Agreement, shall not affect the other provisions or parts hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions or parts were omitted.

            12.   HEADINGS.

                  Headings in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

            13.   GOVERNING LAW.

                  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without giving effect to conflicts of laws principles thereof.

            IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement the day and year first above written.

                                          JACLYN, INC.

                                          By:   /S/ ALLAN GINSBURG
                                                -------------------------------
                                                Allan Ginsburg, Chairman of
                                                the Board

                            STOCKHOLDER SIGNATURES

/S/ ABE GINSBURG                           /S/ DAVID HARTSTEIN
- ------------------------------            ------------------------------
Abe Ginsburg                              David Hartstein

 /S/ SYLVIA GINSBURG                      /S/ AIMEE BETH HARTSTEIN
- ------------------------------            ------------------------------
Sylvia Ginsburg                           Aimee Beth Hartstein

 /S/ HOWARD GINSBURG                      /S/ SCOTT HARTSTEIN
- ------------------------------            ------------------------------
Howard Ginsburg                           Scott Harold Hartstein

 /S/ RANDI GINSBURG
- ------------------------------
Randi Zinz Ginsburg

/S/ HOWARD GINSBURG
- ------------------------------
Howard Ginsburg custodian for
Joshua Zinz Ginsburg

 /S/ HOWARD GINSBURG
- ------------------------------
Howard Ginsburg custodian for
Zachary Zinz Ginsburg

/S/ HOWARD GINSBURG
- ------------------------------
Howard Ginsburg custodian for
Alexa Zinz Ginsburg

/S/ BERNICE GAILING
- ------------------------------
Bernice Gailing

/S/ STEPHANIE DARA GAILING
- ------------------------------
Stephanie Dara Gailing

/S/ ERIC GAILING
- ------------------------------
Eric Lee Gailing

 /S/ JACLYN HARTSTEIN
- ------------------------------
Jaclyn Hartstein

                            STOCKHOLDER SIGNATURES

 /S/ MARTIN GINSBURG
- ------------------------------
Martin Ginsburg

/S/ NATALIE GINSBURG
- ------------------------------
Natalie Ginsburg

/S/ BONNIE SUE LEVY
- ------------------------------
Bonnie Sue Levy

/S/ JAMIE LEVY
- ------------------------------
Jamie Levy

 /S/ SHERRI LEVY
- ------------------------------
Sherri Levy

 /S/ ROBYN LEVY
- ------------------------------
Robyn Levy

 /S/ ALLAN GINSBURG
- ------------------------------
Allan Ginsburg

 /S/ CAROLYN GINSBURG
- ------------------------------
Carolyn Ginsburg

 /S/ ALLAN GINSBURG
- ------------------------------
Allan Ginsburg, custodian for
Gregory Ginsburg

/S/ ALLAN GINSBURG
- ------------------------------
Allan Ginsburg custodian for
Kathryn Ashley Ginsburg

 /S/ JEFFREY GINSBURG
- ------------------------------
Jeffrey Ginsburg

/S/ KENNETH GINSBURG
- ------------------------------
Kenneth Ginsburg

                            STOCKHOLDER SIGNATURES

 /S/ ROBERT CHESTNOV
- ------------------------------
Robert Chestnov

 /S/ SHEILA CHESTNOV
- ------------------------------
Sheila Chestnov

 /S/ SHEILA CHESTNOV
- ------------------------------
Sheila Chestnov custodian for
Robyn Jill Chestnov

 /S/ SHEILA CHESTNOV
- ------------------------------
Sheila Chestnov custodian for
Michael Steven Chestnov

 /S/ HANNAH CHESTNOV
- ------------------------------
Hannah Chestnov

 /S/ RICHARD CHESTNOV
- ------------------------------
Richard Chestnov, Trustee under
Estate of Alex Chestnov-Non Marital Trust B

 /S/ ROBERT CHESTNOV
- ------------------------------
Robert Chestnov, Trustee under
Estate of Alex Chestnov-Non-Marital Trust B

 /S/ ROBERT CHESTNOV
- ------------------------------
Robert Chestnov, Trustee F/B/O
Fay Fox 6/30/76 Abe Ginsburg

 /S/ ROBERT CHESTNOV
- ------------------------------
Robert Chestnov, Trustee F/B/O
Fay Fox 6/30/76 Martin Ginsburg

 /S/ RICHARD CHESTNOV
- ------------------------------
Richard Chestnov

                                  SCHEDULE A

                       STOCKHOLDERS' NAMES AND ADDRESSES

Mr. Abe Ginsburg
1512 Palisade Avenue
Fort Lee, NJ 07024

Ms. Sylvia Ginsburg
1512 Palisade Avenue
Fort Lee, NJ 07024

Mr. Howard Ginsburg
425 East 58th Street
Apartment 19H
New York, NY 10022

Ms. Randi Zinz Ginsburg
425 East 58th Street
Apartment 19H
New York, NY 10022

Mr. Howard Ginsburg
CUST Zachary Zinz Ginsburg
425 East 58th Street
Apartment 19H
New York, NY 10022

Mr. Robert Chestnov, trustee
f/b/o Fay Fox 6/30/76 Abe Ginsburg
c/o Jaclyn, Inc.
5801 Jefferson Street
West New York, NJ 07093

Mr. Robert Chestnov, trustee
f/b/o Fay Fox 6/30/76 Martin Ginsburg
c/o Jaclyn, Inc.
5801 Jefferson Street
West New York, NJ 07093

Mr. Howard Ginsburg
CUST Joshua Zinz Ginsburg
425 East 589th Street
Apartment 19H
New York, NY 10022

Ms. Bernice Gailing
5 Cathy Terrace
Englewood Cliffs, NJ 07632

Ms. Stephanie Dara Gailing
5 Cathy Terrace
Englewood Cliffs, NJ 07632

Mr. Eric Lee Gailing
5 Cathy Terrace
Englewood Cliffs, NJ 07632

Mr. Howard Ginsburg
CUST Alexa Zinz Ginsburg
425 East 58th Street
Apartment 19H
New York, NY 10022

Mr. David Hartstein
90 Essex Drive
Tenafly, NJ 07670

Ms. Jaclyn Hartstein
90 Essex Drive
Tenafly, NJ 07670

Ms. Aimee Beth Hartstein
90 Essex Drive
Tenafly, NJ 07670

                                  SCHEDULE A

                       STOCKHOLDERS' NAMES AND ADDRESSES

Mr. Scott Harold Hartstein
90 Essex Drive
Tenafly, NJ 07670

Mr. Martin Ginsburg
800 NE 195th Street
Apartment 720
No. Miami Beach, FL 33179

Ms. Carolyn Ginsburg
77 Pine Terrace
Demarest, NJ 07627

Mr. Jeffrey Ginsburg
1633 Harmon Cove Towers
Secaucus, NJ 07094

Mr. Kenneth Ginsburg
77 Pine Terrace
Demarest, NJ 07627

Mr. Allan Ginsburg, custodian
for Kathryn Ashley Ginsburg
77 Pine Terrace
Demarest, NJ 07627

Mr. Allan Ginsburg, custodian
for Gregory Ginsburg
77 Pine Terrace
Demarest, NJ 07627

Mr. Robert Chestnov
602 Orchard Lane
Franklin Lakes, NJ 07417

Ms. Sheila Chestnov
602 Orchard Lane
Franklin Lakes, NJ 07417

Ms. Natalie Ginsburg
800 NE 195th Street
Apartment 720
No. Miami Beach, FL 33179

Mr. Allan Ginsburg
77 Pine Terrace
Demarest, NJ 07627

Ms. Sheila Chestnov, custodian
for Robyn Jill Chestnov
602 Orchard Lane
Franklin Lakes, NJ 07417

Ms. Sheila Chestnov, custodian
for Michael Steven Chestnov
602 Orchard Lane
Franklin Lakes, NJ 07417

Ms. Hannah Chestnov
1500 Palisade Avenue
Apartment 17F
Fort Lee, NJ 07024

Estate of Alex Chestnov
c/o Jaclyn, Inc.
635 59th Street
West New York, NJ 07093

Ms. Bonnie Sue Levy
35 Carol Drive
Englewood Cliffs, NJ 07632

Ms. Jamie Levy
35 Carol Drive
Englewood Cliffs, NJ 07632

                                  SCHEDULE A

                       STOCKHOLDERS' NAMES AND ADDRESSES

Ms. Sherri Levy
35 Carol Drive
Englewood Cliffs, NJ 07632

Ms. Robyn Levy
35 Carol Drive
Englewood Cliffs, NJ 07632

                                  SCHEDULE B

                              STOCKHOLDERS GROUPS

                        ABE GINSBURG STOCKHOLDER GROUP

Howard Ginsburg
(Group Designee)

Howard Ginsburg
CUST Joshua Zinz Ginsburg
Unif Gift Min Act NJ

Randi Zinz Ginsburg

Bernice Gailing

Stephanie Dara Gailing

Eric Lee Gailing

Howard Ginsburg
cust Zachary Zinz Ginsburg
Unif Gift Min Act NJ

Howard Ginsburg
cust Alexa Zinz Ginsburg
Unif Gift Min Act NJ

Abe Ginsburg

Sylvia Ginsburg

David Hartstein

Jaclyn Hartstein

Scott Harold Hartstein

Aimee Beth Hartstein

                                  SCHEDULE B

                              STOCKHOLDERS GROUPS

                       MARTIN GINSBURG STOCKHOLDER GROUP

Allan Ginsburg
(Group Designee)

Carolyn Ginsburg

Jeffrey Ginsburg

Kenneth Ginsburg

Allan Ginsburg, custodian
for Gregory Ginsburg

Allan Ginsburg, custodian
for Kathryn Ashley Ginsburg

Martin Ginsburg

Natalie Ginsburg

Bonnie Sue Levy

Jamie Levy

Robyn Levy

Sherri Levy

                                  SCHEDULE B

                              STOCKHOLDERS GROUPS

                       ROBERT CHESTNOV STOCKHOLDER GROUP

Robert Chestnov
(Group Designee)

Sheila Chestnov

Sheila Chestnov, custodian
for Robyn Jill Chestnov

Sheila Chestnov, custodian
for Michael Steven Chestnov

Hannah Chestnov

Estate of Alex Chestnov

Robert Chestnov,
trustee f/b/o Fay Fox
6/30/76 Abe Ginsburg

Robert Chestnov,
trustee f/b/o Fay Fox
6/30/76 Martin Ginsburg

Richard Chestnov

                                  SCHEDULE C
                            STOCKHOLDERS' COMMITTEE

            The initial members of the Stockholders' Committee are Abe Ginsburg, Robert Chestnov Allan Ginsburg and Howard Ginsburg. Successors for each such member (except for Abe Ginsburg, who shall have no successor) are set forth below under each member's name in order of succession:

ABE GINSBURG     ROBERT CHESTNOV     ALLAN GINSBURG     HOWARD GINSBURG
- --------------   -----------------   ----------------   -----------------
Not Applicable   Richard Chestnov    Martin Ginsburg    Jaclyn Hartstein
                 Sheila Chestnov     Bonnie Sue Levy

                                  SCHEDULE D
                                GROUP DESIGNEES

            The initial Group Designees are Robert Chestnov, Allan Ginsburg and Howard Ginsburg. Successors for each such Group Designee are set forth below under his name in order of succession:

ROBERT CHESTNOV      ALLAN GINSBURG      HOWARD GINSBURG
- ----------------     ---------------     ----------------
Richard Chestnov     Martin Ginsburg     Jaclyn Hartstein
Sheila Chestnov      Bonnie Sue Levy